SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of Report May 15, 1998
                        (Date of earliest event reported)

                        HOSPITAL STAFFING SERVICES, INC.
             (Exact name of registrant as specified in its charter)

         FLORIDA                      1-11131                   59-2150637
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)          Identification Number)

                      6245 North Federal Highway, Suite 500
                       Fort Lauderdale, Florida 33308-1900
                    (Address of principal executive offices)

                                 (954) 771-0500
               Registrant's telephone number, including area code

                HOSPITAL STAFFING SERVICES, INC. AND SUBSIDIARIES
                                    FORM 8-K
                              ITEM 5. Other Events




On May 6, 1998 Hospital Staffing Services of Tennessee, Inc. (a fully owned subsidiary of Hospital Staffing Services, Inc.) filed an adversary complaint against the Department of Health and Human Services, Health Care Financing Administration ("HCFA"), and Wellmark, Inc., as financial intermediary. Further, the Company filed an emergency motion for a temporary restraining order in an effort to temporarily restrain the Department of Health and Human Services, through HCFA, from withholding the Medicare revenues generated by the operations of the Company.

As a result, on May 15, 1998, the Honorable, Raymond B. Ray, Bankruptcy Judge for the Southern District of Florida, entered a temporary restraining order enjoining further withholding of Medicare reimbursements pending order of the Court. In addition, the order required HCFA to immediately wire transfer $441,373.00 to the Company representing funds improperly withheld since the bankruptcy filing and such order further requires HCFA to reinstate the periodic interim payments to the Company as they become due. See copy of Court Order attached as Exhibit I.

                                   SIGNATURES
                                  May 19, 1998


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


HOSPITAL STAFFING SERVICES, INC.


By:  /s/Steve Martin                       Steve Martin, Chief Financial Officer
                                           (principal financial officer)
                                           Date: May 19, 1998

EXHIBIT I:

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                                BROWARD DIVISION
In re:

HOSPITAL STAFFING SERVICES          Case No.  98-21899-BKC-RBR
OF TENNESSEE, INC.,                         Chapter 11
FEI # 65-0194606,

         Debtor.
-----------------------------/
HOSPITAL STAFFING SERVICES          Adv.  Case No. 98-2151-BKC-RBR-A
OF TENNESSEE, INC.,

         Plaintiff,

vs.

DONNA SHALALA, as Secretary of the United States Department of Health and Human Services; HEALTH CARE FINANCING ADMINISTRATION; and WELLMARK, INC.

         Defendants.
-----------------------------/

         ORDER GRANTING DEBTOR'S MOTION PURSUANT TO 11 U.S.C. SECT. 105
                      AND FED.R.BANKR.P. 7065 FOR TEMPORARY
                 RESTRAINING ORDER AND/OR PRELIMINARY INJUNCTION

         THIS MATTER came before the Court on May 12, 1998 at 1:30 p.m. upon the emergency hearing on the Motion Pursuant to 11 U.S.C. ss.105 and Fed.R.Bankr.P. 7065 for Temporary Restraining Order and/or Preliminary Injunction (the "Injunction Motion") filed by the Plaintiff, Hospital Staffing Services of Tennessee, Inc.

         THE COURT, shall issue its MEMORANDUM DECISION forthwith to set forth its findings of fact and conclusions of law, and finding that the Plaintiff's success on the merits is highly likely, irreparable harm will result in the event the Debtor is not able to obtain access to the funds which were withheld post petition and/or rely upon future revenues from post petition services, the threatened injury to the Plaintiff and its affiliates far outweighs any harm that may result to the Defendants in the event that the Court enters the injunction, where the balance of the harm weighs in favor of the Plaintiff, and the public interest will be served by the entry of the injunction, it is hereby

         ORDERED AND ADJUDGED that:

         (1) The Defendants shall remit instanter, by wire transfer, to HSS Tennessee the sum of $441,373.00;

         (2)  The   Defendants   shall   transmit   all  future   payments   and
reimbursements as and when due in accordance with the procedures in place prior to the suspension of payments;

         (3) The Defendants are temporarily restrained and enjoined from withholding future payments or claiming recoupment thereon pending further order of this Court.

         DONE AND ORDERED in Chambers in Fort Lauderdale, Florida, this 15th day of May, 1998.

                                                 /s/Raymond B. Ray
                                                 Raymond B. Ray, Judge
                                                 United States Bankruptcy Court